UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SPIRIT AEROSYSTEMS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

*Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V01422-P86340 SPIRIT AEROSYSTEMS HOLDINGS, INC. 3801 S. OLIVER ST. WICHITA, KS 67210 Your Vote Counts! SPIRIT AEROSYSTEMS HOLDINGS, INC. 2023 Annual Meeting Vote by April 25, 2023 11:59 PM ET You invested in SPIRIT AEROSYSTEMS HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 26, 2023. Vote Virtually at the Meeting* April 26, 2023 11:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/SPR2023 Get informed before you vote View the Notice and Proxy Statement and 2022 Annual Report online, OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends V01423-P86340 1 Year 1. Election of Directors: Nominees: 1c. William A. Fitzgerald 1a. Stephen A. Cambone 1d. Paul E. Fulchino 1b. Irene M. Esteves 1e. Thomas C. Gentile III 1f. Robert D. Johnson 1g. Ronald T. Kadish 1h. John L. Plueger 1i. James R. Ray, Jr. 1j. Patrick M. Shanahan 1k. Laura H. Wright 2. Advisory vote on the frequency of the advisory vote to approve the compensation of named executive officers 3. Advisory vote to approve the compensation of named executive officers 5. Ratification of appointment of Ernst & Young LLP as independent auditors for 2023 For For For For For For For For For For For For For For 4. Approval of Amended and Restated 2014 Omnibus Incentive Plan